SUPERIOR INDUSTRIES INTERNATIONAL, INC.

2010 EMPLOYEE INCENTIVE PLAN

SUPERIOR
SUPERIOR INDUSTRIES INTERNATIONAL, INC.

Incentive Plan Structure - CEO

Base Salary	$850,000
Attain Less Than Targeted Earnings	Discretionary
Bonus at Targeted Earnings	10% of Base Plus 15% Discretionary
Bonus at 150% of Targeted Earnings	25% of Base Plus 25% Discretionary
Bonus at 200% of Targeted Earnings	50% of Base Plus 50% Discretionary

SUPERIOR
SUPERIOR INDUSTRIES INTERNATIONAL, INC.

Incentive Plan Structure - Others

	Executives (11)	Directors & GMs (20)	Managers (54)	Other Salaried (129)	Hourly (861)
Base Salary	$209,597 (Avg. Salary)	$122,382 (Avg. Salary)	$87,481 (Avg. Salary)	$58,643 (Avg. Salary)	$32,010 (Avg. Wages)
Attain Less Than Targeted Earnings	Discretionary	Discretionary	Discretionary	Discretionary	Discretionary
Bonus at Targeted Earnings	15% of Base Plus 5% Discretionary	7% of Base Plus 3% Discretionary	5% of Base Plus 2% Discretionary	3% of Base	$300
Bonus at 150% of Targeted Earnings	25% of Base Plus 5% Discretionary	15% of Base Plus 5% Discretionary	7% of Base Plus 3% Discretionary	4% of Base	$400
Bonus at 200% of Targeted Earnings	30% of Base + Discretionary	20% of Base + Discretionary	10% of Base + Discretionary	Same as above	Same as above

SUPERIOR
SUPERIOR INDUSTRIES INTERNATIONAL, INC.

Incentive Plan Example - CEO

Base Salary	$850,000
Attain Less Than Targeted Earnings	Discretionary
Bonus at Targeted Earnings	$85,000 Discretionary = $127,500
Bonus at 150% of Targeted Earnings	$212,500 Discretionary = $212,500
Bonus at 200% of Targeted Earnings	$425,000 + $425,000 + Discretionary

SUPERIOR
SUPERIOR INDUSTRIES INTERNATIONAL, INC.

Incentive Plan Examples - Others

	Executives (11)	Directors & GMs (20)	Managers (54)	Other Salaried (129)	Hourly (861)
Base Salary	$209,597 (Avg. Salary)	$122,382 (Avg. Salary)	$87,481 (Avg. Salary)	$58,643 (Avg. Salary)	$32,010 (Avg. Wages)
Attain Less Than Targeted Earnings	Discretionary	Discretionary	Discretionary	Discretionary	Discretionary
Bonus at Targeted Earnings	$31,440 Discretionary = $10,480	$8,567 Discretionary = $3,671	$4,374 Discretionary = $1,750	$1,759	$300
Bonus at 150% of Targeted Earnings	$52,399 Discretionary = $10,480	$18,357 Discretionary = $6,119	$6,124 Discretionary = $2,624	$2,346	$400
Bonus at 200% of Targeted Earnings	$62,879 + $10,480 + Discretionary	$24,476 + $6,119 + Discretionary	$8,748 + $2,624 + Discretionary	Same as above	Same as above

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

Incentive Accruals at Various EPS Levels

Percent of Plan EPS	EPS	Net Income (A) (000s)	Targeted Earnings for Incentive	CEO	Senior Executives	Directors and GMs	Managers	Other Salaried EEs	Hourly EEs	Total Incentive Accrual
100%	**$ 0.64**	**$17,063**	**$ 17,276**	**$212,500**	**$ 461,120**	**$244,760**	**$ 330,696**	**$226,948**	**$258,300**	**$1,734,325**
105%	$ 0.67	$17,916	$ 18,150	$233,750	484,169	269,240	344,850	234,513	258,300	1,824,823
110%	$ 0.70	$18,769	$ 19,024	$255,000	507,225	293,717	359,022	242,078	258,300	1,915,342
115%	$ 0.74	$19,622	$ 19,899	$276,250	530,280	318,193	373,194	249,643	258,300	2,005,861
120%	$ 0.77	$20,476	$ 20,773	$297,500	553,336	342,670	387,366	257,208	258,300	2,096,380
125%	$ 0.80	$21,329	$ 21,648	$318,750	576,392	367,146	401,538	264,773	258,300	2,186,899
130%	$ 0.83	$22,182	$ 22,522	$340,000	599,447	391,622	415,710	272,338	258,300	2,277,418
135%	$ 0.86	$23,035	$ 23,396	$361,250	622,503	416,099	429,882	279,903	258,300	2,367,937
140%	$ 0.90	$23,888	$ 24,271	$382,500	645,559	440,575	444,054	287,468	258,300	2,458,456
145%	$ 0.93	$24,741	$ 25,145	$403,750	668,614	465,052	458,225	295,033	258,300	2,548,974
150%	**$ 0.96**	**$25,595**	**$ 26,020**	**$425,000**	**$ 691,669**	**$489,520**	**$ 472,392**	**$302,598**	**$344,400**	**$2,725,579**
155%	$ 0.99	$26,448	$ 26,915	$467,500	703,198	501,766	486,569	302,598	344,400	2,806,031
160%	$ 1.02	$27,301	$ 27,811	$510,000	714,726	514,004	500,741	302,598	344,400	2,886,469
165%	$ 1.06	$28,154	$ 28,706	$552,500	726,254	526,243	514,913	302,598	344,400	2,966,907
170%	$ 1.09	$29,007	$ 29,602	$595,000	737,781	538,481	529,085	302,598	344,400	3,047,345
175%	$ 1.12	$29,860	$ 30,498	$637,500	749,309	550,719	543,257	302,598	344,400	3,127,783
180%	$ 1.15	$30,713	$ 31,393	$680,000	760,837	562,957	557,429	302,598	344,400	3,208,221
185%	$ 1.18	$31,567	$ 32,289	$722,500	772,365	575,195	571,601	302,598	344,400	3,288,659
190%	$ 1.22	$32,420	$ 33,185	$765,000	783,893	587,434	585,773	302,598	344,400	3,369,097
195%	$ 1.25	$33,273	$ 34,080	$807,500	795,421	599,672	599,945	302,598	344,400	3,449,535
200%	**$ 1.28**	**$34,126**	**$ 34,976**	**$850,000**	**$ 806,949**	**$611,900**	**$ 614,088**	**$302,598**	**$344,400**	**$3,529,935**
			(B)	(C)	(C)	(C)	(C)			(C)

(A) Earnings before income taxes, less our share of Suoftec's 1st half operating losses.
(B) Net Income before CEO bonus accrual.
(C) If 200% is attained, an additional discretionary amount will be earned.

SUPERIOR

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

Example – Chief Executive Officer

Percent of Plan EPS	EPS	Net Income (A) (000s)	Targeted Earnings for Incentive	Chief Executive Officer Incentive Percent	Chief Executive Officer Incentive Amount	Chief Executive Officer Discretionary Percent	Chief Executive Officer Discretionary Amount	Total CEO Incentive
100%	**$ 0.64**	**$17,063**	**$ 17,276**	**10.0%**	**$ 85,000**	**15.0%**	**$127,500**	**$212,500**
105%	$ 0.67	$17,916	$ 18,150	11.5%	$ 97,750	16.0%	$136,000	$233,750
110%	$ 0.70	$18,769	$ 19,024	13.0%	$110,500	17.0%	$144,500	$255,000
115%	$ 0.74	$19,622	$ 19,899	14.5%	$123,250	18.0%	$153,000	$276,250
120%	$ 0.77	$20,476	$ 20,773	16.0%	$136,000	19.0%	$161,500	$297,500
125%	$ 0.80	$21,329	$ 21,648	17.5%	$148,750	20.0%	$170,000	$318,750
130%	$ 0.83	$22,182	$ 22,522	19.0%	$161,500	21.0%	$178,500	$340,000
135%	$ 0.86	$23,035	$ 23,396	20.5%	$174,250	22.0%	$187,000	$361,250
140%	$ 0.90	$23,888	$ 24,271	22.0%	$187,000	23.0%	$195,500	$382,500
145%	$ 0.93	$24,741	$ 25,145	23.5%	$199,750	24.0%	$204,000	$403,750
150%	**$ 0.96**	**$25,595**	**$ 26,020**	**25.0%**	**$212,500**	**25.0%**	**$212,500**	**$425,000**
155%	$ 0.99	$26,448	$ 26,915	27.5%	$233,750	27.5%	$233,750	$467,500
160%	$ 1.02	$27,301	$ 27,811	30.0%	$255,000	30.0%	$255,000	$510,000
165%	$ 1.06	$28,154	$ 28,706	32.5%	$276,250	32.5%	$276,250	$552,500
170%	$ 1.09	$29,007	$ 29,602	35.0%	$297,500	35.0%	$297,500	$595,000
175%	$ 1.12	$29,860	$ 30,498	37.5%	$318,750	37.5%	$318,750	$637,500
180%	$ 1.15	$30,713	$ 31,393	40.0%	$340,000	40.0%	$340,000	$680,000
185%	$ 1.18	$31,567	$ 32,289	42.5%	$361,250	42.5%	$361,250	$722,500
190%	$ 1.22	$32,420	$ 33,185	45.0%	$382,500	45.0%	$382,500	$765,000
195%	$ 1.25	$33,273	$ 34,080	47.5%	$403,750	47.5%	$403,750	$807,500
200%	**$ 1.28**	**$34,126**	**$ 34,976**	**50.0%**	**$425,000**	**50.0%**	**$425,000**	**$850,000**
			(B)			**(C)**	**(C)**	

(A) Earnings before income taxes, less our share of Suoftec's 1st half operating losses.
(B) Net Income before CEO bonus accrual.
(C) If 200% is attained, an additional discretionary amount will be earned.

SUPERIOR
SUPERIOR INDUSTRIES INTERNATIONAL, INC.

Example - Senior Executive (11)

Percent of Plan EPS	EPS	Net Income (A) (000s)	Targeted Earnings for Incentive	Senior Executive Example - Base Salary $209,597 Incentive Percent	Incentive Amount	Discretionary Percent	Discretionary Amount	Total Incentive	Total Accrual 11 EES
100%	**$ 0.64**	**$17,063**	**$ 17,276**	**15.0%**	**$31,440**	**5.0%**	**$10,480**	**$ 41,920**	**$ 461,120**
105%	$ 0.67	$17,916	$ 18,150	16.0%	$33,536	5.0%	$10,480	$ 44,015	$ 484,169
110%	$ 0.70	$18,769	$ 19,024	17.0%	$35,631	5.0%	$10,480	$ 46,111	$ 507,225
115%	$ 0.74	$19,622	$ 19,899	18.0%	$37,727	5.0%	$10,480	$ 48,207	$ 530,280
120%	$ 0.77	$20,476	$ 20,773	19.0%	$39,823	5.0%	$10,480	$ 50,303	$ 553,336
125%	$ 0.80	$21,329	$ 21,648	20.0%	$41,919	5.0%	$10,480	$ 52,399	$ 576,392
130%	$ 0.83	$22,182	$ 22,522	21.0%	$44,015	5.0%	$10,480	$ 54,495	$ 599,447
135%	$ 0.86	$23,035	$ 23,396	22.0%	$46,111	5.0%	$10,480	$ 56,591	$ 622,503
140%	$ 0.90	$23,888	$ 24,271	23.0%	$48,207	5.0%	$10,480	$ 58,687	$ 645,559
145%	$ 0.93	$24,741	$ 25,145	24.0%	$50,303	5.0%	$10,480	$ 60,783	$ 668,614
150%	**$ 0.96**	**$25,595**	**$ 26,020**	**25.0%**	**$52,399**	**5.0%**	**$10,480**	**$ 62,879**	**$ 691,669**
155%	$ 0.99	$26,448	$ 26,915	25.5%	$53,447	5.0%	$10,480	$ 63,927	$ 703,198
160%	$ 1.02	$27,301	$ 27,811	26.0%	$54,495	5.0%	$10,480	$ 64,975	$ 714,726
165%	$ 1.06	$28,154	$ 28,706	26.5%	$55,543	5.0%	$10,480	$ 66,023	$ 726,254
170%	$ 1.09	$29,007	$ 29,602	27.0%	$56,591	5.0%	$10,480	$ 67,071	$ 737,781
175%	$ 1.12	$29,860	$ 30,498	27.5%	$57,639	5.0%	$10,480	$ 68,119	$ 749,309
180%	$ 1.15	$30,713	$ 31,393	28.0%	$58,687	5.0%	$10,480	$ 69,167	$ 760,837
185%	$ 1.18	$31,567	$ 32,289	28.5%	$59,735	5.0%	$10,480	$ 70,215	$ 772,365
190%	$ 1.22	$32,420	$ 33,185	29.0%	$60,783	5.0%	$10,480	$ 71,263	$ 783,893
195%	$ 1.25	$33,273	$ 34,080	29.5%	$61,831	5.0%	$10,480	$ 72,311	$ 795,421
200%	**$ 1.28**	**$34,126**	**$ 34,976**	**30.0%**	**$62,879**	**5.0%**	**$10,480**	**$73,359+**	**$806,949+**
			(B)			(C)	(C)		

(A) Earnings before income taxes, less our share of Suoftec's 1st half operating losses.
(B) Net Income before CEO bonus accrual.
(C) If 200% is attained, an additional discretionary amount will be earned.

SUPERIOR

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

Example - Directors and GMs (20)

Percent of Plan EPS	EPS	Net Income (A) (000s)	Targeted Earnings for Incentive	Directors and GMs Example - Base Salary $122,382 Incentive Percent	Incentive Amount	Discretionary Percent	Discretionary Amount	Total Incentive	Total Accrual 20 EES
100%	**$ 0.64**	**$ 17,063**	**$ 17,276**	**7.0%**	**$ 8,567**	**3.0%**	**$ 3,671**	**$ 12,238**	**$ 244,760**
105%	$ 0.67	$ 17,916	$ 18,150	7.8%	$ 9,546	3.2%	$ 3,916	$ 13,462	$ 269,240
110%	$ 0.70	$ 18,769	$ 19,024	8.6%	$ 10,525	3.4%	$ 4,161	$ 14,686	$ 293,717
115%	$ 0.74	$ 19,622	$ 19,899	9.4%	$ 11,504	3.6%	$ 4,406	$ 15,910	$ 318,193
120%	$ 0.77	$ 20,476	$ 20,773	10.2%	$ 12,483	3.8%	$ 4,651	$ 17,133	$ 342,670
125%	$ 0.80	$ 21,329	$ 21,648	11.0%	$ 13,462	4.0%	$ 4,895	$ 18,357	$ 367,146
130%	$ 0.83	$ 22,182	$ 22,522	11.8%	$ 14,441	4.2%	$ 5,140	$ 19,581	$ 391,622
135%	$ 0.86	$ 23,035	$ 23,396	12.6%	$ 15,420	4.4%	$ 5,385	$ 20,805	$ 416,099
140%	$ 0.90	$ 23,888	$ 24,271	13.4%	$ 16,399	4.6%	$ 5,630	$ 22,029	$ 440,575
145%	$ 0.93	$ 24,741	$ 25,145	14.2%	$ 17,378	4.8%	$ 5,874	$ 23,253	$ 465,052
150%	**$ 0.96**	**$ 25,595**	**$ 26,020**	**15.0%**	**$ 18,357**	**5.0%**	**$ 6,119**	**$ 24,476**	**$ 489,520**
155%	$ 0.99	$ 26,448	$ 26,915	15.5%	$ 18,969	5.0%	$ 6,119	$ 25,088	$ 501,766
160%	$ 1.02	$ 27,301	$ 27,811	16.0%	$ 19,581	5.0%	$ 6,119	$ 25,700	$ 514,004
165%	$ 1.06	$ 28,154	$ 28,706	16.5%	$ 20,193	5.0%	$ 6,119	$ 26,312	$ 526,243
170%	$ 1.09	$ 29,007	$ 29,602	17.0%	$ 20,805	5.0%	$ 6,119	$ 26,924	$ 538,481
175%	$ 1.12	$ 29,860	$ 30,498	17.5%	$ 21,417	5.0%	$ 6,119	$ 27,536	$ 550,719
180%	$ 1.15	$ 30,713	$ 31,393	18.0%	$ 22,029	5.0%	$ 6,119	$ 28,148	$ 562,957
185%	$ 1.18	$ 31,567	$ 32,289	18.5%	$ 22,641	5.0%	$ 6,119	$ 28,760	$ 575,195
190%	$ 1.22	$ 32,420	$ 33,185	19.0%	$ 23,253	5.0%	$ 6,119	$ 29,372	$ 587,434
195%	$ 1.25	$ 33,273	$ 34,080	19.5%	$ 23,864	5.0%	$ 6,119	$ 29,984	$ 599,672
200%	**$ 1.28**	**$ 34,126**	**$ 34,976**	**20.0%**	**$ 24,476**	**5.0%**	**$ 6,119**	**$ 30,595+**	**$611,900+**
			(B)			(C)	(C)		

(A) Earnings before income taxes, less our share of Suoftec's 1st half operating losses.
(B) Net Income before CEO bonus accrual.
(C) If 200% is attained, an additional discretionary amount will be earned.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

Example - Managers (54)

Percent of Plan EPS	EPS	Net Income (A) (000s)	Targeted Earnings for Incentive	Managers Example - Base Salary $87,481: Incentive Percent	Incentive Amount	Discretionary Percent	Discretionary Amount	Total Incentive	Total Accrual 54 EES
100%	**$ 0.64**	**$ 17,063**	**$ 17,276**	**5.0%**	**$ 4,374**	**2.0%**	**$ 1,750**	**$ 6,124**	**$ 330,696**
105%	$ 0.67	$ 17,916	$ 18,150	5.2%	$ 4,549	2.1%	$ 1,837	$ 6,386	$ 344,850
110%	$ 0.70	$ 18,769	$ 19,024	5.4%	$ 4,724	2.2%	$ 1,925	$ 6,649	$ 359,022
115%	$ 0.74	$ 19,622	$ 19,899	5.6%	$ 4,899	2.3%	$ 2,012	$ 6,911	$ 373,194
120%	$ 0.77	$ 20,476	$ 20,773	5.8%	$ 5,074	2.4%	$ 2,100	$ 7,173	$ 387,366
125%	$ 0.80	$ 21,329	$ 21,648	6.0%	$ 5,249	2.5%	$ 2,187	$ 7,436	$ 401,538
130%	$ 0.83	$ 22,182	$ 22,522	6.2%	$ 5,424	2.6%	$ 2,275	$ 7,698	$ 415,710
135%	$ 0.86	$ 23,035	$ 23,396	6.4%	$ 5,599	2.7%	$ 2,362	$ 7,961	$ 429,882
140%	$ 0.90	$ 23,888	$ 24,271	6.6%	$ 5,774	2.8%	$ 2,449	$ 8,223	$ 444,054
145%	$ 0.93	$ 24,741	$ 25,145	6.8%	$ 5,949	2.9%	$ 2,537	$ 8,486	$ 458,225
150%	**$ 0.96**	**$ 25,595**	**$ 26,020**	**7.0%**	**$ 6,124**	**3.0%**	**$ 2,624**	**$ 8,748**	**$ 472,392**
155%	$ 0.99	$ 26,448	$ 26,915	7.3%	$ 6,386	3.0%	$ 2,624	$ 9,011	$ 486,569
160%	$ 1.02	$ 27,301	$ 27,811	7.6%	$ 6,649	3.0%	$ 2,624	$ 9,273	$ 500,741
165%	$ 1.06	$ 28,154	$ 28,706	7.9%	$ 6,911	3.0%	$ 2,624	$ 9,535	$ 514,913
170%	$ 1.09	$ 29,007	$ 29,602	8.2%	$ 7,173	3.0%	$ 2,624	$ 9,798	$ 529,085
175%	$ 1.12	$ 29,860	$ 30,498	8.5%	$ 7,436	3.0%	$ 2,624	$ 10,060	$ 543,257
180%	$ 1.15	$ 30,713	$ 31,393	8.8%	$ 7,698	3.0%	$ 2,624	$ 10,323	$ 557,429
185%	$ 1.18	$ 31,567	$ 32,289	9.1%	$ 7,961	3.0%	$ 2,624	$ 10,585	$ 571,601
190%	$ 1.22	$ 32,420	$ 33,185	9.4%	$ 8,223	3.0%	$ 2,624	$ 10,848	$ 585,773
195%	$ 1.25	$ 33,273	$ 34,080	9.7%	$ 8,486	3.0%	$ 2,624	$ 11,110	$ 599,945
200%	**$ 1.28**	**$ 34,126**	**$ 34,976**	**10.0%**	**$ 8,748**	**3.0%**	**$ 2,624**	**$ 11,372+**	**$614,088+**
			(B)			(C)	(C)		

(A) Earnings before income taxes, less our share of Suoftec's 1st half operating losses.
(B) Net Income before CEO bonus accrual.
(C) If 200% is attained, an additional discretionary amount will be earned.

SUPERIOR
SUPERIOR INDUSTRIES INTERNATIONAL, INC.

Terms and Conditions

- The percentage of base that is payable as a bonus will be interpolated for financial results between Targeted Earnings and 150% of Targeted Earnings, as well as between 150% and 200% of Targeted Earnings
- Targeted Earnings will exclude extraordinary, non-recurring gains or losses that are not included in the 2010 Annual Financial Plan (such as impairments or plant closures or dispositions) and will exclude any CEO bonus accrual
- Must be actively employed on January 1, 2011 to earn the bonus
- Must be an employee in “good standing” – Not on a performance improvement plan in 2010 and must receive a minimum overall performance rating of “fully competent”
- For Managers and above, bonuses will not be calculated and paid until performance reviews are completed by the end of February 2011 and 2010 earnings are audited by Deloitte & Touche LLP
- For active employees who commenced employment after January 1, 2010, their bonus will be prorated
- If requirements for payment are not satisfied, any bonus paid is discretionary